T. Rowe Price Personal Strategy Funds, Inc.
   T. Rowe Price Personal Strategy Balanced Fund

 Supplement to prospectus dated October 1, 2002
--------------------------------------------------------------------------------
 Effective November 1, 2002, the information on fees and expenses relating to the Personal Strategy Balanced Fund on page 7 of the prospectus is amended as follows to reflect the adoption of an expense limit of 0.90%.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 3  Fees and Expenses of the Funds*
                                  Annual fund operating expenses
                          (expenses that are deducted from fund assets)
            Management    Other    Total annual fund   Fee waiver/expense     Net
  Fund         fee      expenses   operating expenses    reimbursement     expenses
 ------------------------------------------------------                    ------------------

  Income      0.47%       0.47%          0.94%               0.14%/a/           0.80%/a/
            ----------------------------------------------------------------------------
  Balanced    0.57        0.45           1.02                0.12/b/            0.90/b/
            ----------------------------------------------------------------------------
  Growth      0.62        0.50           1.12                0.12/a/            1.00/a/
 --------------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements--Account Maintenance and Small Account Fees.

 /a/Effective June 1, 2002, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through September 30, 2004, to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed 0.80% (Personal Strategy Income) or 1.00% (Personal Strategy Growth). Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the funds' expense ratios are below the applicable limits; however, no reimbursement will be made after September 30, 2006, or if it would result in the expense ratio exceeding the applicable limits. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the funds. The funds operated under previous expense limitations for which T. Rowe Price may be reimbursed.

 /b/
   Effective November 1, 2002, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through September 30, 2004, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.90%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.90%; however, no reimbursement will be made after September 30, 2006, or if it would result in the expense ratio exceeding 0.90%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

     Fund      1 year   3 years   5 years   10 years
    --------------------------------------------------------
     Income     $ 82      $271      $492     $1,128
               ----------------------------------------
     Balanced     92       304       539      1,225
               ----------------------------------------
     Growth      102       332       593      1,341
    --------------------------------------------------------


--------------------------------------------------------------------------------
 The date of the above supplement is November 1, 2002.
--------------------------------------------------------------------------------
                                                                 C11-041 11/1/02